Summary Prospectus | March 15, 2026

High Yield Bond Series

Class/Ticker: I/MNHAX S/MNHYX Z/MHYZX

This is the Summary Prospectus of the High Yield Bond Series - Class I, Class S, and Class Z Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated March 15, 2026, as each may be amended or supplemented, are incorporated into this Summary Prospectus.

Investment Goal

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by corporate and government entities.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	I	S	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.17%	0.22%	0.05%
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	None	0.01%	None
Other Operating Expenses	0.17%	0.21%	0.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.58%	0.88%	0.46%
Less Fee Waivers and/or Expense Reimbursements[1]	None	None	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	0.88%	0.46%

1Pursuant to a separate expense limitation agreement Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees (“excluded expenses”), do not exceed

0.65% of the average daily net assets of the Class S and Class I shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers will continue indefinitely, and may only be amended or terminated with the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	I	S	Z
1 Year	$59	$90	$47
3 Years	$186	$281	$147
5 Years	$323	$488	$257
10 Years	$725	$1,084	$578

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 92% of the average value of its portfolio.

Principal Investment Strategies

The Series seeks to provide a high level of long-term total return, which is a combination of income and capital appreciation. The Series will invest, under normal circumstances, at least 80% of its assets in bonds that are rated below investment grade (junk bonds) and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to non-investment grade securities. These bonds may include U.S. dollar denominated fixed income securities issued by U.S. and foreign corporations and governments, including those in emerging markets. The Series may also invest in securities of other investment companies, such as open-end or closed-end management investment companies. The Series may invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate investments.

The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.

The Series may buy and sell futures contracts based on investment grade and/or high-yield credit securities primarily for cash management purposes.

Bond Selection Process — The Advisor attempts to identify securities that offer yields and credit spreads sufficient for the risks assumed. In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:

•The relevant economic conditions and sector trends.

•The interest rate sensitivities of the particular sectors and securities.

•The yield differentials across sectors, credit qualities, and maturities.

•“Bottom-up” factors such as an issuer’s financial status, market position, and managerial expertise.

Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term fixed income securities when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term fixed income securities when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.

The Series may engage in active and frequent trading of portfolio securities. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

Credit Quality — The Series will invest primarily in non-investment grade securities, those rated below BBB- by S&P or Baa3 by Moody’s, or determined to be of equivalent quality by the Advisor. The Series may also invest, to a limited extent, in investment grade securities when the Advisor considers their “credit spreads” (i.e., the difference between the bonds’ yields to maturity and those of U.S. Treasury bonds with similar maturities) to be attractive. The Series may invest in securities with any rating, including those that have defaulted, are not rated, or have had their rating withdrawn.

The Advisor will consider selling a security for one or more of the following reasons:

•it no longer meets the security selection criteria under which it was purchased;

•it has poor relative value (the spread has tightened such that the security is no longer considered attractively priced); or

•a more attractive investment opportunity is identified.

There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•U.S. and/or foreign bond markets decline.

•The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.

•Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.

•The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Current market conditions may pose heightened risks for the Series. Interest rates in the U.S. are coming off historic lows, but recent changes in government policy have caused interest rates to rise and there is an increased risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:

•Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.

•It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.

•There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries.

Investment company risk — To the extent the Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):

•High-yield securities may underperform other sectors of the bond market, or the market as a whole.

•The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.

•Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.

•The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.

Bank loan risk — Investments in bank loans expose the Series to the credit risk of both the financial institution and the underlying borrower. The Series may also have difficulty valuing or disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Futures risk – The Series is subject to the following risks due to its ability to invest in futures:

•Futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a futures contract may not correlate perfectly with the underlying investment.

•The Series may not be able to receive amounts payable to it under its futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class Z Shares commenced operations on March 1, 2019, and all returns shown for the class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the dame portfolio of securities. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

13.41%
8.49%
-1.31%
13.97%
6.28%
9.99%
-7.69%
13.31%
9.64%
6.65%
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

Quarterly Returns

Highest (quarter ended 06/30/2020): 10.64%
Lowest (quarter ended 03/31/2020): (15.01)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2025
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	6.65%	6.11%	7.06%
Return After Taxes on Distributions	3.68%	3.29%	4.39%
Return After Taxes on Distributions and Sale of Series Shares	3.89%	3.43%	4.28%
Class I Shares – Return Before Taxes	6.89%	6.38%	7.33%
Class Z Shares – Return Before Taxes	7.02%	6.50%	7.34%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index	8.55%	4.48%	6.43%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:

Marc Bushallow, CFA®

Managing Director of Fixed Income, has managed the Series since 2008.

Scott Friedman, CFA®

Senior Analyst, has managed the Series since 2021.

R. Keith Harwood

Director of Credit Research, has managed the Series since 2003.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and Manning & Napier’s discretionary investment account clients. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 534449, Pittsburgh, PA 15253-4449), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.

Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.

The Series is closed to most new investments because the Advisor believes that the implementation of the Series’ investment strategy may be adversely affected if the size of the Series is not limited. Shareholders of record of the Series as of November 4, 2024 (the “Closing Date”) will be permitted to continue to purchase shares of the Series in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Series. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Series’ net asset levels and other factors, limit new purchases into the Series or otherwise modify the closure policy set forth below at any time on a case-by-case basis. If the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable Closing Date are permitted to continue to purchase shares of the Series, as further described below:

•Employer-sponsored retirement plans (and their successor, related and affiliated plans), which have the Series available to participants on or before the Closing Date may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. A new employer-sponsored retirement plan may establish a new account with the Series only if the plan has been accepted for investment by the Advisor by January 31, 2025;

•Institutional investors (including successor, related, or affiliated accounts) may establish a new account with the Series only if the account has been accepted for investment by the Advisor by the Closing Date (Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account.);

•Fee-based advisory programs (including rep as advisor and portfolio manager programs) may continue to utilize the Series for program accounts if the account program has been accepted for investment by the Advisor;

•Registered Investment Advisory firms who have included the Series in their discretionary models by the Closing Date and utilize an approved clearing platform may continue to make Series shares available to new and existing accounts. These particular firms must be accepted for continued investment by the Advisor on or before the Closing Date;

•New discretionary accounts managed by the Advisor.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MNHAX Summ 03/15/2026